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                                                                   EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Insight Enterprises, Inc.:

        We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in the prospectus.



                                                KPMG PEAT MARWICK LLP

Phoenix, Arizona
October 16, 1996